                                                                    EXHIBIT 10.5













                               AMB PROPERTY, L.P.
                         INDUSTRIAL SINGLE TENANT LEASE




                                      DATED



                                  MARCH 4, 1999



                                     BETWEEN



                               AMB PROPERTY, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP



                                       AND



                      INTELLIGENT SYSTEMS FOR RETAIL, INC.
                            A CALIFORNIA CORPORATION

                                TABLE OF CONTENTS

                                                                                                   Page No.
                                                                                                   --------
1.       Basic Provisions............................................................................1
         1.1      Parties............................................................................1
         1.2      Premises...........................................................................1
         1.3      Term...............................................................................1
         1.4      Base Rent..........................................................................1
         1.5      Tenant's Share of Operating Expenses...............................................1
         1.6      Tenant's Estimated Monthly Rent Payment............................................1
         1.7      Security Deposit...................................................................1
         1.8      Permitted Use......................................................................1
         1.9      Guarantor..........................................................................1
         1.10     Addenda and Exhibits...............................................................1
         1.11     Address for Rent Payments..........................................................1
2.       Premises....................................................................................2
         2.1      Letting............................................................................2
         2.2      CC&R's.............................................................................2
         2.3      Construction of Tenant Improvements................................................2
         2.4      Landlord Warranty..................................................................2
3.       Term........................................................................................2
         3.1      Term...............................................................................2
         3.2      Commencement Date Certificate......................................................2
4.       Rent........................................................................................3
         4.1      Base Rent..........................................................................3
         4.2      Operating Expenses.................................................................3
5.       Security Deposit............................................................................3
6.       Use.........................................................................................3
         6.1      Permitted Use......................................................................3
         6.2      Hazardous Substances...............................................................4
                  (a)      Definition; Reportable Uses Require Consent...............................4
                  (b)      Duty to Inform Landlord...................................................4
                  (c)      Tenant Indemnification....................................................4
                  (d)      Landlord Indemnity........................................................4
         6.3      Tenant's Compliance with Requirements..............................................5
         6.4      Inspection; Compliance with Law....................................................5
7.       Maintenance, Repairs, Trade Fixtures and Alterations........................................5
         7.1      Tenant's Obligations...............................................................5
         7.2      Landlord's Obligations.............................................................6
         7.3      Alterations........................................................................6
         7.4      Surrender/Restoration..............................................................6
8.       Insurance; Indemnity........................................................................7
         8.1      Payment of Premiums................................................................7
         8.2      Tenant's Insurance.................................................................7
         8.3      Landlord's Insurance...............................................................7
         8.4      Waiver of Subrogation..............................................................8
         8.5      Indemnity..........................................................................8
         8.6      Exemption of Landlord from Liability...............................................8
9.       Damage or Destruction.......................................................................9
         9.1      Termination Right..................................................................9
         9.2       Damage Caused by Tenant...........................................................9
10.      Real Property Taxes.........................................................................9
         10.1     Payment of Real Property Taxes.....................................................9
         10.2     Real Property Tax Definition.......................................................9
         10.3     Additional Improvements............................................................9
         10.4     Joint Assessment...................................................................9
         10.5     Tenant's Property Taxes............................................................9
11.      Utilities...................................................................................9

12.      Assignment and Subletting...................................................................9
         12.1     Landlord's Consent Required........................................................9
         12.2     Rent Sharing.......................................................................10
13.      Default; Remedies...........................................................................10
         13.1     Default of Tenant..................................................................10
         13.2     Remedies of Landlord...............................................................10
         13.3     Late Charges.......................................................................10
14.      Condemnation................................................................................11
15.      Estoppel Certificate and Financial Statements...............................................11
         15.1     Estoppel Certificate...............................................................11
         15.2     Financial Statement................................................................11
16.      Additional Covenants and Provisions.........................................................11
         16.1     Severability.......................................................................11
         16.2     Interest on Past-Due Obligations...................................................11
         16.3     Time of Essence....................................................................11
         16.4     Landlord Liability.................................................................11
         16.5     No Prior or Other Agreements.......................................................11
         16.6     Notice Requirements................................................................11
         16.7     Date of Notice.....................................................................12
         16.8     Waivers............................................................................12
         16.9     Holdover...........................................................................12
         16.10    Cumulative Remedies................................................................12
         16.11    Binding Effect; Choice of Law......................................................12
         16.12    Landlord...........................................................................12
         16.13    Attorneys' Fees and Other Costs....................................................12
         16.14    Landlord's Access; Showing Premises; Repairs.......................................12
         16.15    Signs..............................................................................12
         16.16    Termination: Merger................................................................13
         16.17    Quiet Possession...................................................................13
         16.18    Subordination; Attornment; Non-Disturbance.........................................13
         16.19    Rules and Regulations..............................................................13
         16.20    Security Measures..................................................................13
         16.21    Intentionally Deleted..............................................................13
         16.22    Conflict...........................................................................14
         16.23    Offer..............................................................................14
         16.24    Amendments.........................................................................14
         16.25    Multiple Parties...................................................................14
         16.26    Authority..........................................................................14
         16.27    Counterparts.......................................................................14
         16.28    Memorandum of Lease................................................................14


                                    GLOSSARY

         The following terms in the Lease are defined in the paragraphs opposite the terms.

TERM                                                                 DEFINED IN PARAGRAPH
----                                                                 --------------------
Additional Rent                                                                 4.1
Applicable Requirements                                                         6.3
Assign                                                                          12.1
Base Rent                                                                       1.4
Basic Provisions                                                                1.1
Building                                                                        1.2
Building Operating Expenses                                                     4.2(b)
Building Systems                                                                7.1
CC&Rs                                                                           2.1
Code                                                                            12.1(a)
Commencement Date                                                               1.3
Condemnation                                                                    14
Confirmation Certificate                                                        3.3
Default                                                                         13.1
Expiration Date                                                                 1.3
Equipment                                                                       7.2
Hazardous Substances                                                            6.2(a)
Indemnity                                                                       8.5
Industrial Center                                                               1.2
Industrial Park Operating Expenses                                              4.2(c)
Landlord                                                                        1.1
Landlord Entities                                                               6.2(c)
Landlord Responsible Parties                                                    6.2(d)
Lease                                                                           1.1
Lenders                                                                         6.4
Mortgage                                                                        16.18
Operating Expenses                                                              4.2
Party/Parties                                                                   1.1
Permitted Use                                                                   1.8
Premises                                                                        1.2
Premises Operating Expenses                                                     4.2(b)
Prevailing Party                                                                16.13
Real Property Taxes                                                             10.2
Rent                                                                            4.1
Rent Commencement Date                                                          4.1
Reportable Use                                                                  6.2(a)
Requesting Party                                                                15.1
Responding Party                                                                15.1
Rules and Regulations                                                           16.19
Security Deposit                                                                1.7, 5
Taxes                                                                           10.2


Tenant                                                                          1.1
Tenant Acts                                                                     9.2
Tenant Entities                                                                 6.2(d)
Tenant Improvements                                                             2.2
Tenant Responsible Parties                                                      6.2(c)
Tenant's Share                                                                  1.5
Term                                                                            1.3


                               AMB PROPERTY, L.P.
                         INDUSTRIAL SINGLE TENANT LEASE


1.       BASIC PROVISIONS ("Basic Provisions").

     1.1 Parties: This Lease ("Lease") dated as of March 4, 1999, is made by and between AMB Property, L.P., a Delaware limited partnership, ("Landlord") and Intelligent Systems for Retail, Inc., a California corporation ("Tenant") (collectively, the "Parties," or individually a "Party").

     1.2 Premises: The Premises are the real property described on Exhibit A attached hereto together with a building ("Building") containing approximately 350,000 square feet. The Premises are located at 2935 Shawnee Industrial Way in Gwinnett County, State of Georgia. The Premises are located in the industrial center commonly known as Shawnee Ridge (the "Industrial Center"). Tenant shall have exclusive rights to the Premises.

     1.3 Term: This Lease is for a term ("Term") commencing on the day following the date Landlord acquires title to the Premises ("Commencement Date") and ending ("Expiration Date") ten years and three months after the last day of the month in which the Landlord acquired title to the Premises. Tenant shall have two options to extend the Term pursuant to the Option Addendum attached hereto.

     1.4 Base Rent: Base Rent shall be $111,635.17 per month.

     1.5 Tenant's Share of Operating Expenses ("Tenant's Share"):

          (a) Industrial Park Operating Expenses 5.85%

          (b) Premises Operating Expenses 100%

     1.6 Tenant's Estimated Monthly Rent Payment: Following is the estimated monthly Rent payment to Landlord pursuant to the provisions of this Lease. This estimate is made at the inception of the Lease and is subject to adjustment pursuant to the provisions of this Lease:



     --------------------------------------------------------------------------
     (a) Base Rent (Paragraph 4.1)            $ 111,635.17
     --------------------------------------------------------------------------
     (b) Industrial Park Operating                  945.17
         Expenses (Paragraph 4.2(c))
     --------------------------------------------------------------------------
     (c) Landlord's Environmental
         Monitoring and Insurance
         Program Fee                          $        -0-
     --------------------------------------------------------------------------
     (d) Landlord Insurance (Paragraph 8.3)   $   1,167.00
     --------------------------------------------------------------------------
     (e) Real Property Taxes (Paragraph 10)   $  10,208.00
     --------------------------------------------------------------------------
     (f) Property Management Reimbursement    $     893.00
     --------------------------------------------------------------------------
     Estimated Monthly Payment                                   $ 124,848.34
     --------------------------------------------------------------------------

     1.7 Security Deposit: $84,335 ("Security Deposit").

     1.8 Permitted Use ("Permitted Use"): The Premises may be used for offices, central commissary (food preparation/processing center, including but not limited to kitchen facilities, baking, cooking, meat and seafood cutting and product preparation); general warehousing, both ambient and cold storage, and sale and distribution of any and all consumer goods and products, including prepackaged beer, wine and alcohol for off-premises consumption only; and all other legal uses.

     1.9 Guarantor: Not Applicable

     1.10 Addenda and Exhibits: Attached hereto are the following Addenda and Exhibits, all of which constitute a part of this Lease and which are incorporated herein by this reference, including:

          (a) Addenda: Remedies Addendum

              Option Addendum

          (b) Exhibits: Exhibit A: Diagram of Premises

                        Exhibit B: Commencement Date Certificate

                        Exhibit C-1 and C-2: Agreement of General
                                Contractor/Subcontractor

                        Exhibit D: Consent to Installation and Removal of
                                Personal Property

               Exhibit E: Subordination, Nondisturbance and
                    Attornment Agreement

               Exhibit F: Estoppel Certificate

               Exhibit G: Short Form Memorandum of Lease

     1.11 Address for Rent Payments: All amounts payable by Tenant to Landlord shall until further notice from Landlord be paid to AMB Property, L.P. at the following address:

          c/o IDI Services Group, Inc.
          3424 Peachtree Road, N.E., Suite 1500
          Atlanta, Georgia 30326

2. PREMISES.

     2.1 Letting. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises upon all of the terms, covenants and conditions set forth in this Lease. Any statement of square footage set forth in this Lease or that may have been used in calculating Base Rent and/or Operating Expenses is an approximation which Landlord and Tenant agree is reasonable and the Base Rent and Tenant's Share based thereon is not subject to revision whether or not the actual square footage is more or less.

     2.2 CC&R's. The Premises are subject to the terms and conditions of a "Declaration of Easements and Covenants for Shawnee Ridge" (CC&Rs"). Tenant shall abide by the CC&R's as amended from time to time. Without the consent of Tenant, Landlord shall not consent to any amendment to the CC&R's that materially affects the use of the Premises or Tenant's business operations.

     2.3 Construction of Tenant Improvements. Following the Commencement Date, Tenant at its cost may install such improvements ("Tenant Improvements") as may be required by Tenant for the conduct of its business. On the Rent Commencement Date, Landlord shall pay $2,000,000 to Tenant as partial reimbursement for the Tenant Improvements. Landlord shall have no further obligations to pay for or reimburse Tenant for the cost of the Tenant Improvements. Prior to commencing construction of the Tenant Improvements, Tenant shall (i) prepare and furnish to Landlord copies of the plans and specifications for the Tenant Improvements and
(ii) deliver to Landlord agreements, substantially in the forms attached hereto as Exhibits C-1 and C-2, executed by each general contractor and each general contractor's principal subcontractors and suppliers. Landlord shall have the right to approve, which approval will not be unreasonably withheld, (1) any improvement which impairs the structural integrity of the Building and (2) the configuration and location of offices. With respect to the offices, Landlord will not be considered unreasonable in withholding its consent if the location and configuration of the offices and the utilities serving those offices would not, without substantial modifications, be suitable for another tenant. The Tenant Improvements shall be constructed in a good and workmanlike manner, pest, vermin and rodent free, in accordance with the standards of the construction industry in which the Premises are located for first class industrial warehouse space and in accordance with the CC&Rs and all applicable laws, ordinances, statutes, codes, regulations, rules or orders of any federal, state or local governmental or quasi-governmental agency, authority, instrumentality or regulatory body having jurisdiction over all or any portion of the Premises including, without limitation, the Americans With Disabilities Act, as amended ("ADA") and all Applicable Requirements. Tenant shall be responsible for supervision of the work and materials provided and its subcontractors, materialmen, laborers and employees and shall indemnify, defend, protect, and save Landlord harmless from any liens or other claims relating to costs of construction, or any claims for personal injury or property damage arising from construction of the Tenant Improvements. For purposes of financing the Tenant Improvements, upon the request of Tenant, Landlord shall execute a "Consent to Installation and Removal of Personal Property" substantially in the form attached hereto as Exhibit D.

     2.4 Landlord Warranty. Landlord warrants that as of the date of this Lease, the Building was constructed in accordance with the Gwinnett County Building Codes The Premises are zoned M-1. Landlord shall pay the cost of any structural modification to the Building which is required by any law or ordinance unless the requirement for the structural modification is required as a result of (i) the Tenant Improvements, (ii) any alterations to the Building or Premises or
(iii) Tenant's unique use of the Premises as opposed to uses of Property in general. Landlord shall assign to Tenant all Building and equipment warranties assigned to Landlord upon Landlord's acquisition of the Premises.

3. TERM.

     3.1 Term. The Commencement Date, Expiration Date and Term of this Lease are as specified in Paragraph 1.3. If Landlord is unable to acquire title to the Premises by close of business on March 31, 1999, either party may terminate this Lease by written notice delivered to the other party no later than April 1, 1999; provided, however, that if Tenant reasonably concludes that the matter impeding the closing is of such a nature that it can reasonably be expected to be resolved in the immediate future without an expenditure of funds in addition to those funds already budgeted by Landlord for the acquisition of the Premises, then Tenant may require Landlord to proceed diligently to cure such impediment and Landlord shall not have the unilateral right to terminate this Lease. Landlord will use all commercially reasonable efforts to acquire title by March 31, 1999, and to promptly cure, subject to the foregoing limitation relating to expenditure of funds, any impediment to close of escrow at the election of Tenant. Landlord shall not be required to acquire title to the Premises if as a result of its "due diligence" it believes or has reason to believe (a) the Premises are or may be affected by Hazardous Substances or (b) the improvements are not free of defects, constructed in a good and workman like manner, and in accordance with Gwinnett County Code and Americans With Disabilities Act. In the event of termination pursuant to this Section, the Security Deposit shall forthwith be restored to Tenant and the parties shall be discharged of all liabilities and obligations hereunder.

     3.2 Commencement Date Certificate. At the request of Landlord, Tenant shall execute and deliver to Landlord a completed certificate ("Commencement Date Certificate") in the form attached hereto as Exhibit B.

4. RENT.

     4.1 Base Rent. Tenant shall pay to Landlord Base Rent and other monetary obligations of Tenant to Landlord under the terms of this Lease (such other monetary obligations are herein referred to as "Additional Rent") in lawful money of the United States, without offset or deduction, except as otherwise expressly provided herein, in advance on or before the first day of each month. Tenant shall commence paying Base Rent on the ninety-first day following the Commencement Date. ("Rent Commencement Date") Base Rent and Additional Rent for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and Additional Rent shall be made to Landlord at its address stated herein or to such other persons or at such other addresses as Landlord may from time to time designate in writing to Tenant. Base Rent and Additional Rent are collectively referred to as "Rent." All monetary obligations of Tenant to Landlord under the terms of this Lease are deemed to be Rent.

     4.2 Operating Expenses.

     (a) Tenant shall pay to Landlord on the first day of each month during the term hereof, in addition to the Base Rent, Tenant's Share of the Industrial Park Operating Expenses and Tenant's share of Premises Operating Expenses.

     (b) "Premises Operating Expenses" are:

          (i) Real Property Taxes.

          (ii) Premiums for insurance policies maintained by Landlord under Paragraph 8 hereof.

          (iii) Landlord's Environmental Monitoring and Insurance Program Fee.

          (iv) Property management fees in an amount equal to .8% of Base Rent.

          (v) If Tenant fails to maintain the Premises, any expense incurred by Landlord for such maintenance.

     (c) Industrial Park Operating Expenses are that portion of the amounts payable by Landlord pursuant to the CC&Rs that are applicable to the Premises.

     (d) Tenant's share of Industrial Park Operating Expenses and Premises Operating Expenses is set forth in Paragraph 1.5.

     (e) Tenant shall pay monthly in advance on the same day as the Base Rent is due Tenant's Share of estimated Industrial Park and Premises Operating Expenses in the amount set forth in Paragraph 1.6. Landlord shall deliver to Tenant within 90 days after the expiration of each calendar year a reasonably detailed statement showing Tenant's Share of the actual Industrial Park and Premises Operating Expenses incurred during the preceding year. If Tenant's estimated payments under this Paragraph 4.2(e) during the preceding year exceed Tenant's Share as indicated on said statement, Tenant shall be credited the amount of such overpayment against Tenant's Share of Industrial Park and Premises Operating Expenses next becoming due. If Tenant's estimated payments under this Paragraph 4.2(e) during said preceding year were less than Tenant's Share as indicated on said statement, Tenant shall pay to Landlord the amount of the deficiency within 45 days after delivery by Landlord to Tenant of said statement. At any time Landlord may adjust the amount of the estimated Tenant's Share of Industrial Park and Premises Operating Expenses to reflect Landlord's estimate of such expenses for the year.

5. SECURITY DEPOSIT.

     Tenant shall deposit with Landlord upon Tenant's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Tenant's faithful performance of Tenant's obligations under this Lease. If Tenant fails to pay Base Rent or Additional Rent or otherwise defaults under this Lease (as defined in Paragraph 13.1), Landlord may use the Security Deposit for the payment of any amount due Landlord or to reimburse or compensate Landlord for any liability, cost, expense, loss, or damage (including attorneys' fees) which Landlord may suffer or incur by reason thereof. Tenant shall on demand pay Landlord the amount so used or applied so as to restore the Security Deposit to the amount set forth in Paragraph 1.7. Landlord shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Landlord shall, at the expiration or earlier termination of the term hereof and after Tenant has vacated the Premises, return to Tenant that portion of the Security Deposit not used or applied by Landlord. No part of the Security Deposit shall be considered to be held in trust, to bear interest, or to be prepayment for any monies to be paid by Tenant under this Lease.

6. USE.

     6.1 Permitted Use. Tenant shall use and occupy the Premises only for the Permitted Uses set forth in Paragraph 1.8. Tenant shall not commit any nuisance, permit the emission of any objectionable noise or (subject to the last sentence of this Paragraph 6.1) odor, suffer any waste, make any use of the Premises which is contrary to any law or ordinance or which will invalidate or increase the premiums for any of Landlord's insurance. Tenant shall obtain and keep in full force and effect all licenses, including alcoholic beverage licenses that may be required by any public agency in connection with Tenant's proposed use of the Premises. Tenant may wash and wax its delivery vehicles on the Premises and store foods, pallets, drums or any other materials outside the Building, provided all such vehicle maintenance and storage shall be in compliance with the CC&Rs and all materials stored outside the Building shall be screened from the view of the public and other tenants of the Industrial Park. Tenant may emit food preparation aromas, provided the aromas would not commonly be considered noxious and such emissions are not in violation of the CC&Rs or Applicable Requirements.

     6.2 Hazardous Substances.

     (a) Definition; Reportable Uses Require Consent. The term, "Hazardous Substance," as used in this Lease, shall mean any product, substance, chemical, material, or waste whose presence, nature, quantity, and/or intensity of existence, use, manufacture, disposal, transportation, spill, release, or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Landlord to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil, or any products or by-products thereof. Tenant shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Landlord and compliance in a timely manner (at Tenant's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration, or business plan is required to be filed with, any governmental authority, and
(iii) the presence in, on, or about the Premises of a Hazardous Substance with respect to which any Applicable Requirements require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Tenant may, without Landlord's prior consent, but upon notice to Landlord and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Tenant in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage, or expose Landlord to any liability therefor. In addition, Landlord may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Tenant upon Tenant's giving Landlord such additional assurances as Landlord, in its reasonable discretion, deems necessary to protect itself, the public, the Premises, and the environment against damage, contamination, injury, and/or liability therefor, including but not limited to the installation (and, at Landlord's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit.

     Irrespective of the fact that the materials identified in this sentence may constitute Hazardous Substances, Tenant may use and store (a) nominal amounts of ordinary household cleaners and janitorial supplies which are not regulated by any environmental laws, and (b) consumer sized closed containers of retail products, including but not limited to cleaning agents, garden supplies, pest products, hardware supplies, all available for sale in the ordinary course of Tenant's business, all of which will be contained inside of closed plastic transport totes.

     (b) Duty to Inform Landlord. If Tenant knows, or has reasonable cause to believe, that a Hazardous Substance is located in, under, or about the Premises or the Building, Tenant shall immediately give Landlord written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to such Hazardous Substance. Tenant shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

     (c) Tenant Indemnification. Unless caused by or contributed to by Landlord or Landlord Entities, Tenant shall indemnify, protect, defend and hold Landlord, Landlord's affiliates, Lenders, and the officers, directors, shareholders, partners, employees, managers, independent contractors, attorneys and agents of the foregoing ("Landlord Entities") and the Premises harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and reasonable attorneys' and reasonable consultants' fees arising out of or involving any Hazardous Substances (i) brought onto the Premises by Tenant or by any of Tenant's employees, agents, contractors, servants, visitors, suppliers or invitees (such employees, agents, contractors, servants, visitors, suppliers and invitees are herein collectively referred to as "Tenant Responsible Parties") or at Tenant's direction, or (ii) released on any other property by Tenant or Tenant Responsible Parties. Tenant's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Tenant or Tenant Responsible Parties, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved. Tenant's obligations under this Paragraph 6.2(c) shall survive the expiration or earlier termination of this Lease.

     (d) Landlord Indemnity. Unless caused by or contributed to by Tenant or Tenant Responsible Parties, Landlord shall indemnify, protect, defend and hold Tenant, Tenant's affiliates, and the officers, invitees, directors, shareholders, partners, employees, managers, independent contractors, attorneys and agents of the foregoing ("Tenant Entities") and the Premises harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance (i) brought onto the Premises by the Landlord or by any of Landlord's employees, agents, contractors or invitees (collectively "Landlord Responsible Parties") unless at the direction of Tenant or (ii) present on the Premises as of the Commencement Date and not caused or contributed to by Tenant. Landlord's obligations under this Paragraph 6.2(d) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Landlord, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved. Landlord's obligations under this Paragraph 6.2(d) shall survive the expiration or earlier termination of this Lease.

     6.3 Tenant's Compliance with Requirements. Tenant shall, at Tenant's sole cost and expense, fully, diligently, and in a timely manner comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements, and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Landlord's engineers and/or consultants, relating to (a) industrial hygiene, (b) environmental conditions on, in, under, or about the Premises, including soil and groundwater conditions, and (c) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance, now in effect or which may hereafter come into effect.

Tenant shall, within 5 days after receipt of Landlord's written request, provide Landlord with copies of all documents and information evidencing Tenant's compliance with any Applicable Requirements, and shall immediately upon receipt notify Landlord in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint, or report pertaining to or involving failure by Tenant or the Premises to comply with any Applicable Requirements.

     6.4 Inspection; Compliance with Law. In addition to Landlord's environmental monitoring and insurance program, the cost of which is included in Operating Expenses, Landlord and the holders of any mortgages, deeds of trust, or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times and on 24 hours' notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Tenant with this Lease and all Applicable Requirements. Landlord shall be entitled to employ experts and/or consultants in connection therewith to advise Landlord with respect to Tenant's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The cost and expenses of any such inspections shall be paid by the party requesting same unless a violation of Applicable Requirements exists or is imminent, or the inspection is requested or ordered by a governmental authority. Tenant shall upon request reimburse Landlord or Landlord's Lender, as the case may be, for the costs and expenses of such inspections.

7. MAINTENANCE, REPAIRS, TRADE FIXTURES AND ALTERATIONS.

     7.1 Tenant's Obligations. Subject to the provisions of Paragraph 7.2 (Landlord's Obligations), Paragraph 9 (Damage or Destruction) and Paragraph 14 (Condemnation), Tenant shall, at Tenant's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Tenant and whether or not the need for such repairs occurs as a result of Tenant's use, the elements or the age of such portion of the Premises). Subject to Landlord's warranty obligations under Paragraph 7.2, Tenant's repair obligations under this Paragraph 7.1 include, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connectors if within the Premises, fixtures, interior walls, ceilings, floors, windows, doors, plate glass, and skylights ("Building Systems"). Tenant's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Without relieving Tenant of its obligation to perform regular preventive maintenance on such Building Systems, if a single repair, or replacement of a Building System which is not also a Tenant Improvement is required during the last two (2) years of this Lease, and the cost of such repair exceeds six (6) months' Base Rent, Tenant may instead terminate this Lease unless Landlord notifies Tenant, in writing, within ten (10) days after receipt of Tenant's termination notice that Landlord has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months' Base Rent. If Tenant elects termination, Tenant shall deliver to Landlord written notice specifying a termination date at least ninety (90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Tenant could use the Premises without commencing such repairs. Landlord may on an annual basis inspect the roof and require Tenant to make any repairs and to conduct any preventive maintenance that a qualified roof inspector may reasonably recommend in order to maximize the useful life of the roof.

     7.2 Landlord's Obligations. Subject to the provisions of Paragraph 6 (Use), Paragraph 7.1 (Tenant's Obligations), this Paragraph 7.2, Paragraph 9 (Damage or Destruction) and Paragraph 14 (Condemnation), Landlord at its expense and not subject to reimbursement pursuant to Paragraph 4.2 or other Paragraph hereunder, shall keep in good order, condition and structural repair the roof structure, foundations, and exterior walls of the Building unless the reason for repairs is due to damage caused by Tenant or Tenant Responsible Parties.

     Landlord warrants, for a period of ninety (90) days following the Commencement Date, that all equipment or facilities serving the Premises ("Equipment") shall operate and perform in their intended manner and be defect-free. Landlord shall during such 90-day period repair or replace any Equipment which is not free of defects or does not operate in the manner for which it was designed; provided, Landlord shall not be required to repair or replace Equipment which is not so operating if the failure to operate is due to damage caused by Tenant or Tenant Responsible Parties.

     7.3 Alterations. Upon completion of the Tenant Improvements, Tenant agrees not to make or allow to be made any structural alterations or physical additions in or to the Premises without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld or delayed. After completion of Tenant's initial Tenant Improvements, Tenant shall be allowed to make nonstructural alterations or modifications in or to the Premises without obtaining Landlord's prior consent provided that such alterations or modifications are purely decorative or: (i) such alterations or modifications do not cost more than $50,000 in any one instance; (ii) that taken together with any other such alterations or modifications made by Tenant, the aggregate cost of the same does not exceed $500,000 over the Term of this Lease; (iii) Tenant provides Landlord with prior written notice of its intention to make such alterations or additions stating in reasonable detail the nature and extent of the same and the estimated cost of the same and (iv) Tenant delivers to Landlord agreements, substantially in the forms attached hereto as Exhibits C-1 and C-2, executed by each general contractor and each general contractor's principal subcontractors and suppliers. In the event that Tenant desires to make nonstructural alterations or modifications costing more than $50,000 in any one instance or which in the aggregate over the Term of this Lease taken together with other alterations or modifications made by Tenant will cause all of Tenant's alterations or modifications within the Term of this Lease to exceed $500,000, Tenant first must obtain the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, but may be made upon such reasonable terms and conditions as Landlord deems necessary, taking into consideration the nature and extent of such alterations or modifications and the Term remaining in this Lease. Whether or not Landlord's consent is required for any alterations or modifications made by Tenant to the Premises, Tenant shall, within thirty (30) days following completion of such work, notify Landlord of the cost of such alterations or modifications so that Landlord can, and Landlord shall at Tenant's cost, increase the property insurance coverage on the Premises and/or Building, as the case may be, to include such alterations or modifications. Tenant shall also increase property damage insurance on the contents of the Premises as required above.

     In making any alterations, decorations, additions, installations or improvements to or in the Premises, Tenant shall employ only such contractors as are qualified to perform the same in a good workmanlike and professional manner. All such work done by Tenant shall be performed and installed in such a manner that the same shall comply with the CC&Rs and all provisions of law, ordinances and all rules and regulations of any and all agencies and authorities having jurisdiction over the Premises. Notwithstanding the foregoing, in no event shall Tenant have the right to create or permit there to be established any lien or encumbrance of any nature against the Premises or the Building for said improvement or improvements by Tenant. Tenant shall fully pay the cost of any improvement or improvements made or contracted for by Tenant. Tenant shall keep the Property and the Premises free of any and all mechanics and materialmen's liens. If Tenant shall contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense defend and protect itself, Landlord and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Landlord shall require, Tenant shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Landlord against liability for the same. If Landlord elects to participate in any such action, Tenant shall pay Landlord's attorneys' fees and costs. Any improvements, decorations, fixtures, equipment, hardware or other similar matters which have been made to the Premises by Tenant shall at Landlord's option and Tenant's cost and expense be removed at the end of the Lease Term. Tenant shall repair any damage to the Premises occasioned by such removal. With respect to the Tenant Improvements and any other alterations or improvements for which Landlord's consent is required, Landlord shall notify Tenant after its review of the plans and specifications for the Tenant Improvements and when it gives consent whether Tenant will be required to remove such Tenant Improvements and alterations or modifications at the end of the Lease Term. To the extent that Landlord does not request the removal, all such items shall become the property of Landlord and shall remain upon the Premises at the termination of this Lease by lapse of time, or otherwise, without compensation or allowance or credit to Tenant.

     7.4 Surrender/Restoration. Tenant shall surrender the Premises by 11:59 P.M. on the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair ordinary wear and tear, and damage or destruction covered by insurance or caused by or contributed to by Landlord, its agents, contractors or employees excepted. Without limiting the generality of the above, Tenant shall remove those items Landlord has notified Tenant, pursuant to Paragraph 7.3, to remove and all personal property, trade fixtures and remove or cut flush floor bolts, patch all floors and cause all lights to be in operating condition.

8. INSURANCE; INDEMNITY.

     8.1 Payment of Premiums. The cost of the premiums for insurance policies maintained by Landlord under this Paragraph 8 shall be a Premises Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

     8.2 Tenant's Insurance.

          (i) At its sole cost and expense, Tenant shall maintain in full force and effect during the Term of the Lease the following insurance coverages insuring against claims which may arise from or in connection with the Tenant's operation and use of the Premises.

               (a) Commercial General Liability with minimum limits of $1,000,000 per occurrence and $3,000,000 general aggregate for bodily injury, personal injury and property damage and, if Tenant has (or is required under applicable law to have) a liquor license and is selling or distributing alcoholic beverages on the Premises, then Tenant shall maintain liquor liability coverage in appropriate amounts. If such Commercial General Liability insurance contains a general aggregate limit, it shall apply separately to the Premises.

               (b) Workers' Compensation insurance with statutory limits and Employers Liability with a $1,000,000 per accident limit for bodily injury or disease.

               (c) Automobile Liability covering all owned, non-owned and hired vehicles with a $1,000,000 per accident limit for bodily injury and property damage.

               (d) Property insurance on a full replacement cost basis with no coinsurance penalty provision against all risks of loss to (1) any improvements to the Premises, excluding the interior offices, the electrical distribution system and the fire suppression system, (2) trade fixtures, and (3) business personal property.

               (e) Business interruption insurance against all risks of loss, including off premises power failure covering a period of not less than one year.

               (f) Boiler and machinery insurance covering damage to or destruction of machinery and equipment located on the Premises or in the Improvements that is used for heating, refrigerating, ventilating, air-conditioning power generation and similar purposes, in an amount not less than one hundred percent (100%) of the actual replacement value of such machinery and equipment.

          (ii) Tenant shall deliver to Landlord certificates including copies of all required additional insured endorsements of all insurance reflecting evidence of required coverages prior to initial occupancy and 30 days prior to expiration of any policy.

          (iii) If, in the reasonable opinion of Landlord's insurance advisor, the amount or scope of such coverage is deemed inadequate at any time during the Term, Tenant shall increase such coverage to such commercially reasonable amounts or scope as Landlord's advisor deems adequate; provided, that in no circumstance shall the amount or scope of such coverage be increased more frequently than every three years.

          (iv) All insurance required under Paragraph 8.2 (a) shall be available as primary and non-contributory, (b) shall provide for severability of interests, (c) shall be issued by insurers, licensed to do business in the state in which the Premises are located and which are rated A-: VII or better by Best's Key Rating Guide, (d) shall be endorsed to include Landlord, Landlord entities and Landlord's lenders, as additional insureds (Commercial General Liability only), and (e) shall be endorsed to provide at least 30 days' prior notification of cancellation or material change in coverage to said additional insureds.

     8.3 Landlord's Insurance.

          (i) Landlord shall maintain in full force and effect during the term of the Lease the following insurance coverages insuring Landlord against claims which may arise from or in connection with the Landlord's ownership, maintenance, and use of the Premises. Premiums for any such insurance shall, pursuant to Paragraph 8, be a Premises Operating Expense.

               (a) Commercial General Liability with minimum limits of $1,000,000 per occurrence and $3,000,000 general aggregate for bodily injury, personal injury, and property damage;

               (b) Pollution Legal Liability Insurance including contractual liability, cleanup costs and defense all in connection with any loss arising from the Premises. Coverage shall be maintained in an amount of at least $1,000,000 per loss with an aggregate limit applicable to the Premises of $3,000,000. Coverage shall apply to sudden and non-sudden pollution.

               (c) Worker's Compensation Insurance with statutory limits and employer's liability with a $1,000,000-per-accident limit for bodily injury or disease;

               (d) Automobile liability covering all owned, nonowned, and hired vehicles with a $1,000,000-per-accident limit for bodily injury and property damage;

               (e) Risk of direct physical loss, including flood, insurance covering the Building shell and the offices, electrical distribution system and fire suppression system of the Premises and improvements other than Tenant Improvements on a full-replacement-cost basis with no co-insurance provision and business interruption insurance with a limit of liability representing loss of at least six months of income.

                    (ii) Landlord shall deliver to Tenant certificates of all insurance reflecting evidence of required coverages prior to initial occupancy, and 30 days prior to expiration of any policy, Landlord shall furnish a certificate evidencing that such expired policy has been replaced.

                    (iii) All insurance required under Paragraph 8.3(i)(b), (c), and (d) shall: (a) be available as primary and non-contributory insurance coverage, (b) provide for severability of interests, (c) be issued by insurers, licensed to do business in the state in which the Premises are located and which are rated A: VII or better by Best's Key Rating Guide, and (d) be endorsed to include Tenant and Tenant's officers, directors and employees as additional insureds under the commercial general liability policy to the extent of the indemnities provided in Paragraph 8.5 hereof.

     8.4 Waiver of Subrogation. To the extent permitted by law and without affecting the coverage provided by insurance required to be maintained hereunder, Landlord and Tenant each waive any right to recover against the other on account of any and all claims Landlord or Tenant may have against the other with respect to property insurance actually carried, or required to be carried hereunder, to the extent of the proceeds realized from such insurance coverage.

     8.5 Indemnity.

          (a). Tenant shall protect, indemnify, defend and hold Landlord and Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of:

               (i) any damage to any property (including but not limited to property of any Landlord Entity) or death or injury to any person occurring in or about the Premises, the Building or the Industrial Center to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, fault or omission by or of Tenant or Tenant Responsible Parties.

               (ii) the conduct or management of any work or anything whatsoever done by the Tenant on or about the Premises or from transactions of the Tenant concerning the Premises;

               (iii) Tenant's failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy the compliance with which are the responsibility of Tenant hereunder or under such laws; or

               (iv) any breach or default of the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease.

          (b). Landlord shall protect, indemnify, defend and hold the Tenant and Tenant Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of:

               (i) any damage to any property (including but not limited to property of any Tenant Entity) or death or injury to any person occurring in or about the Premises, the Building or the Industrial Center to the extent that such injury or damage shall be caused by or arise from any actual or alleged act or omission by or of Landlord or Landlord Entities;

               (ii) the negligent conduct or management of any work or anything whatsoever done by the Landlord on or about the Premises or from Landlord's negligence in the transactions of the Landlord concerning the Premises;

               (iii) Landlord's failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy which are the responsibility of Landlord hereunder or under such laws; or

               (iv) any breach or default of the part of Landlord in the performance of any covenant or agreement on the part of the Landlord to be performed pursuant to this Lease.

     The provisions of this Paragraph 8.5 shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

     8.6 Exemption of Landlord from Liability. Except to the extent caused by the negligence or willful misconduct of Landlord and without waiving Landlord's obligation to maintain the insurance it is required to maintain under this
Article 8, or Tenant's rights to seek recovery therefrom, Landlord and Landlord Entities shall not be liable for and Tenant waives any claims against Landlord Entities for injury or damage to the person or the property of Tenant, Tenant's employees, contractors, invitees, customers or any other person in or about the Premises, Building or Industrial Center from any cause whatsoever, including, but not limited to, damage or injury which is caused by or results from (i) fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or (ii) from the condition of the Premises, other portions of the Building or Industrial Center. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of Landlord nor from the failure by Landlord to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Landlord's negligence or breach of this Lease, Landlord shall under no circumstances be liable for injury to Tenant's business, for any loss of income or profit therefrom or any indirect, consequential or punitive damages. The foregoing exemption from Landlord liability shall in no event relieve Landlord from any of its obligations hereunder.

9. DAMAGE OR DESTRUCTION.

     9.1 Termination Right. Tenant shall give Landlord immediate written notice of any damage to the Premises. Subject to the provisions of Paragraph 9.2, Landlord shall in a timely fashion and in no event later than 60 days from the date on which Landlord receives notice of the damage, commence repairs and thereafter diligently pursue completion of the repairs. If the extent of the damage is such that there is or will be substantial and material interference with the conduct by Tenant of its business at the Premises and the anticipated time for completion of the repairs which will permit Tenant to resume normal business operations exceeds 365 days from the date on which Landlord received notice of the damage, Tenant may on notice to Landlord delivered prior to commencement of repairs terminate this Lease effective 30 days after delivery of such notice to Landlord. Such termination shall not excuse the performance by Tenant of those covenants which under the terms hereof survive termination. Rent shall be abated in proportion to the degree of interference during the period that there is such substantial interference with the conduct of Tenant's business at the Premises. Abatement of rent and Tenant's right of termination pursuant to this provision shall be Tenant's sole remedy for failure of Landlord to keep in good order, condition, and repair the foundations and exterior walls of the Building, and roof structure. Landlord shall promptly deliver to Tenant all reports and other materials related to the repairs. Tenant may also consult with and obtain bids from other contractors for the repair of the damages.

     9.2 Damage Caused by Tenant. Tenant's termination rights under Paragraph
9.1 shall not apply if the damage to the Premises or Building is the result of any negligent act or omission of Tenant or of any of Tenant Responsible Parties ("Tenant Acts"). Any damage resulting from a Tenant Act shall be promptly repaired by Tenant, except to the extent covered by Landlord's insurance. Landlord at its option may at Tenant's expense repair any damage caused by Tenant Acts. Except to the extent Landlord receives proceeds from rent interruption insurance, Tenant shall continue to pay all rent and other sums due hereunder and shall be liable to Landlord for all damages that Landlord may sustain resulting from a Tenant Act.

10. REAL PROPERTY TAXES.

     10.1 Payment of Real Property Taxes. Landlord shall pay the Real Property Taxes due and payable during the term of this Lease and, except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Premises Operating Expenses in accordance with the provisions of Paragraph 4.2.

     10.2 Real Property Tax Definition. As used herein, the term "Real Property Taxes" is any form of tax or assessment, general, special, ordinary, or extraordinary, imposed or levied upon (a) the Premises, (b) any interest of Landlord in the Premises or Building, (c) Landlord's right to rent or other income from the Premises or Building, and/or (d) Landlord's business of leasing the Premises. Real Property Taxes include (i) any license fee, commercial rental tax, excise tax, improvement bond or bonds, levy, or tax; and
(ii) any tax or charge which replaces or is in addition to any of such above-described "Real Property Taxes." Real Property Taxes for tax years commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date and Expiration Date. Real Property Taxes shall exclude inheritance and gift taxes.

     10.3 Additional Improvements. Operating Expenses shall not include Real Property Taxes attributable to improvements placed upon the Industrial Center by other tenants or by Landlord for the exclusive enjoyment of such other tenants. Notwithstanding Paragraph 10.1 hereof, Tenant shall, however, pay to Landlord at the time Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed by reason of improvements placed upon the Premises by Tenant or at Tenant's request.

     10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed.

     10.5 Tenant's Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon Tenant's improvements, fixtures, furnishings, equipment and all personal property of Tenant contained in the Premises or stored within the Industrial Center.

11. UTILITIES. Tenant shall pay directly for all utilities and services supplied to the Premises, including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. All such utilities and services shall be separately metered.

12. ASSIGNMENT AND SUBLETTING.

     12.1 Landlord's Consent Required.

          (a) Except as expressly provided hereunder, Tenant shall not assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Tenant's interest in this Lease or in the Premises without Landlord's prior written consent which consent shall not be unreasonably withheld, conditioned or delayed. Relevant criteria in determining reasonability of consent include, but are not limited to, credit history of a proposed assignee or sublessee, negative references from prior landlords, any change or intensification of use of the Premises and any limitations imposed by the Internal Revenue Code and the Regulations promulgated thereunder relating to Real Estate Investment Trusts. Assignment or subletting shall not release Tenant from its obligations hereunder. Tenant shall not (i) sublet or assign or enter into other arrangements such that the amounts to be paid by the sublessee or assignee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of the sublessee or assignee; (ii) sublet the Premises or assign this Lease to any person in which Landlord owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Internal Revenue Code (the "Code"); or (iii) sublet the Premises or assign this Lease in any other manner which could cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease to fail to qualify as "rents from real property" within the meaning of
Section 856(d) of the Code, or which could cause any other income received by Landlord to fail to qualify as income described in Section 856(c)(2) of the Code. The requirements of this Paragraph 12.1 shall apply to any further subleasing by any subtenant.

          (b) Tenant shall have the right without consent of Landlord but with prior written notice to Landlord to assign this Lease or sublet all or a portion of the Premises to an entity which is controlled by Tenant (i.e., an entity of which Tenant owns more than 50% of the outstanding shares), which controls Tenant (i.e. an entity which owns more than 50% of the Tenant's shares, such as a parent relationship) or which is under common control with Tenant (such as a brother-sister or affiliate relationship), whether through operation of law or otherwise, provided such entity, in the case of an assignment, assumes all the obligations of Tenant under the Lease. Irrespective of any such assignment, Tenant shall remain liable for the full and faithful performance of each and every covenant to be performed by Tenant hereunder.

          (c) A change in the control of Tenant shall constitute an assignment requiring Landlord's consent. The transfer, on a cumulative basis, of 50% or more of the voting or management control of Tenant shall constitute a change in control for this purpose.

     12.2 Rent Sharing. Fifty percent of any Base Rent received by Tenant from an assignee or sublessee which is in excess of the Base Rent payable under this Lease shall be paid by Tenant to Landlord.

13. DEFAULT; REMEDIES.

     13.1 Default of Tenant. The occurrence of any one of the following events shall constitute an event of default on the part of Tenant ("Default"):

          (a) The abandonment of the Premises by Tenant for a period of five (5) consecutive business days, provided, so long as Tenant continues to pay rent and perform all its other obligations hereunder, a cessation of operation shall not constitute a Default;

          (b) Failure to pay any installment of Base Rent, Additional Rent or any other monies due and payable hereunder, said failure continuing for a period of five (5) days after the same is past due;

          (c) A general assignment by Tenant for the benefit of creditors;

          (d) The filing of a voluntary petition in bankruptcy by Tenant, the filing of a voluntary petition for an arrangement, the filing of a petition, voluntary or involuntary, for reorganization, or the filing of an involuntary petition by Tenant's creditors, which is not dismissed within thirty (30) days;

          (e) Receivership, attachment, of other judicial seizure of the Premises or all or substantially all of Tenant's assets on the Premises, which is not dismissed within thirty (30) days;

          (f) Failure of Tenant to maintain insurance as required by Paragraph
8.2 for a period of ten (10) days after Tenant receives written notice from Landlord of such failure;

          (g) Any breach by Tenant of its covenants under Paragraph 6.2;

          (h) Failure in the performance of any of Tenant's covenants, agreements or obligations hereunder (except those failures specified as events of Default in other Paragraphs of this Paragraph 13.1 which shall be governed by such other Paragraphs), which failure continues for 30 days after written notice thereof from Landlord to Tenant provided that, if Tenant has exercised reasonable diligence to cure such failure and such failure cannot be cured within such 30-day period despite reasonable diligence, Tenant shall not be in default under this subparagraph unless Tenant fails thereafter diligently and continuously to prosecute the cure to completion; and

          (i) Any transfer of a substantial portion of the assets of Tenant, or any incurrence of a material obligation by Tenant, unless such transfer or obligation is undertaken or incurred in the ordinary course of Tenant's business or in good faith for equivalent consideration, or with Landlord's consent.

     13.2 Remedies of Landlord. In the event of any Default by Tenant, Landlord shall have the remedies set forth in the Addendum attached hereto entitled "Landlord's Remedies in Event of Tenant Default."

     13.3 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges. Accordingly, if any installment of Rent or other sum due from Tenant shall not be received by Landlord or Landlord's designee within 10 business days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to 5% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's Default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If the portion of the Premises taken results in a substantial and material interference with the operation of Tenant's business, Tenant may, at Tenant's option, to be exercised in writing within 30 days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within 30 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent and Additional Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent or Additional Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be allocated between Landlord and Tenant in accordance with the law of the State of Georgia. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall to the extent of its net severance damages in the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Landlord, at its sole cost and expense, shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15. ESTOPPEL CERTIFICATE AND FINANCIAL STATEMENTS.

     15.1 Estoppel Certificate. Each party (herein referred to as "Responding Party") shall within 10 business days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party, to the extent it can truthfully do so, an estoppel certificate in the form attached hereto as Exhibit F, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party. In no event shall any such document requested pursuant to this Paragraph
15.1 obligate Tenant to any additional responsibilities or obligations, nor waive or limit any rights of Tenant, under this Lease.

     15.2 Financial Statement. If Landlord desires to finance, refinance, or sell the Premises, Tenant shall deliver to any potential lender or purchaser designated by Landlord such financial statements of Tenant as may be reasonably required by such lender or purchaser, including but not limited to Tenant's financial statements for the past 3 years. All such financial statements shall be received by Landlord and such lender or purchaser upon receipt by Tenant of an executed confidentiality agreement and shall be used only for the purposes herein set forth.

16. ADDITIONAL COVENANTS AND PROVISIONS.

     16.1 Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall not affect the validity of any other provision hereof.

     16.2 Interest on Past-Due Obligations. Any monetary payment due Landlord hereunder not received by Landlord within 10 days following the date on which it was due shall bear interest from the date due at 10% per annum, but not exceeding the maximum rate allowed by law in addition to the late charge provided for in Paragraph 13.3.

     16.3 Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

     16.4 Landlord Liability. Tenant, its successors and assigns, shall not assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Premises. Tenant agrees to look solely to such interest for the satisfaction of any liability or claim against Landlord under this Lease. In no event whatsoever shall Landlord (which term shall include, without limitation, any general or limited partner, trustees, beneficiaries, officers, directors, or stockholders of Landlord) ever be personally liable for any such liability.

     16.5 No Prior or Other Agreements. This Lease contains all the agreements between the Parties with respect to any matter mentioned herein, and supersedes all oral, written prior or contemporaneous agreements or understandings.

     16.6 Notice Requirements. All notices required or permitted by this Lease shall be in writing and sent by certified or registered mail or U.S. Postal Service Express Mail (or by nationally recognized overnight courier provider with signed receipts), with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 16.6. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by written notice to Tenant.

     16.7 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. Notices delivered by United States Express Mail or nationally recognized overnight courier that guarantees next day delivery shall be deemed given 24 hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via overnight delivery or certified mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

     16.8 Waivers. No waiver by Landlord of a Default by Tenant shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default by Tenant of the same or any other term, covenant or condition hereof. No waiver by Tenant of a Default by Landlord shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default by Landlord of the same or any other term, covenant or condition hereof.

     16.9 Holdover. Tenant has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. If Tenant holds over with the consent of Landlord: (i) the Base Rent payable shall be increased to 150% of the Base Rent applicable during the month immediately preceding such expiration or earlier termination; (ii) Tenant's right to possession shall terminate on 30 days' notice from Landlord or Tenant and (iii) all other terms and conditions of this Lease shall continue to apply. Nothing contained herein shall be construed as a consent by Landlord to any holding over by Tenant.

     16.10 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies in law or in equity.

     16.11 Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

     16.12 Landlord. The covenants and obligations contained in this Lease on the part of Landlord are binding on Landlord, its successors and assigns, only during and in respect of their respective period of ownership of such interest in the Premises. In the event of any transfer or transfers of such title to the Premises, Landlord (and in case of any subsequent transfers or conveyances, the then grantor) shall, provided the grantee assumes all of the executory obligations of Landlord under this Lease, be concurrently freed and relieved from and after the date of such transfer or conveyance, without any further instrument or agreement, of all liability with respect to the performance of any future covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed. So long as an AMB-affiliated entity retains an ownership interest in the Premises, AMB Property Corporation or an entity owned or controlled by AMB Property Corporation shall remain the managing party of such affiliated entity.

     16.13 Attorneys' Fees and Other Costs. If any Party brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding shall be entitled to reasonable attorneys' fees. The term "Prevailing Party" shall include, without limitation, a Party who substantially obtains or defeats the relief sought. Tenant shall reimburse Landlord on demand for all reasonable legal, engineering and other professional services expenses actually incurred by Landlord in connection with all requests by Tenant for consent or approval hereunder, provided that Tenant shall have first approved their respective costs. Unless the request for consent to an assignment or sublease involves a change of use or substantial changes to the Building, legal fees of Landlord to review a consent to assignment or sublease shall not exceed $350.00.

     16.14 Landlord's Access; Showing Premises; Repairs. Subject to the restrictions set forth hereinabove, Landlord and Landlord's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times upon 24 hours' notice for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Landlord may reasonably deem necessary. Landlord may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Landlord may at any time during the last 180 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. Provided that Tenant's use, occupancy and enjoyment is not disturbed hereunder, all such activities of Landlord shall be without abatement of rent or liability to Tenant.

     16.15 Signs. Tenant shall not place any signs at or upon the exterior of the Premises or the Building, except that Tenant may, with Landlord's prior written consent (not to be unreasonably withheld, conditioned or delayed), install (but not on the roof) such signs as are reasonably required to advertise Tenant's own business so long as such signs are in a location designated by Landlord and comply with sign ordinances and the CC&Rs signage criteria. Subject to the same criteria, Landlord may place a sign on the Building stating that the Building is owned and managed by Landlord.

     16.16 Termination: Merger. Unless specifically stated otherwise in writing by Landlord, the voluntary or other surrender of this Lease by Tenant, the mutual termination or cancellation hereof, or a termination hereof by Landlord for Default by Tenant, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Landlord shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. In the event Landlord elects to continue any one or all of any existing subtenancies, Tenant shall be released from any and all future liabilities. Landlord's failure within 10 days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest shall constitute Landlord's election to have such event constitute the termination of such interest.

     16.17 Quiet Possession. Upon payment by Tenant of the Base Rent and Additional Rent for the Premises and the performance of all of the covenants, conditions and provisions on Tenant's part to be observed and performed under this Lease, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

     16.18 Subordination; Attornment; Non-Disturbance.

          (a) Subordination. Subject to the non-disturbance provisions of Paragraph 16.18(c) below, this Lease shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or mortgage (collectively, "Mortgage") now or hereafter placed by Landlord upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements, and extensions thereof. Tenant agrees that any person holding any Mortgage shall have no duty, liability, or obligation to perform any of the obligations of Landlord under this Lease. In the event of Landlord's default with respect to any such obligation, Tenant will give any Lender, whose name and address have previously been furnished in writing to Tenant, notice of a default by Landlord. Tenant may not exercise any remedies for default by Landlord unless and until Landlord and the Lender shall have received written notice of such default and a reasonable time (not less than 90 days) shall thereafter have elapsed without the default having been cured. If any Lender shall elect to have this Lease superior to the lien of its Mortgage and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such Mortgage. The provisions of a Mortgage relating to the disposition of condemnation and insurance proceeds shall prevail over any contrary provisions contained in this Lease.

          (b) Attornment. Subject to the nondisturbance provisions of subparagraph (c) of this Paragraph 16.18, Tenant agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Mortgage. In the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior landlord or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Tenant might have against any prior Landlord, or (iii) be liable for security deposits or be bound by prepayment of more than one month's rent.

          (c) Non-Disturbance. With respect to a Mortgage entered into by Landlord after the execution of this Lease, Tenant's subordination of this Lease shall be subject to receiving assurance (a "nondisturbance agreement") from the Mortgage holder that Tenant's possession and this Lease will not be disturbed so long as Tenant is not in default and attorns to the record owner of the Premises. Attached as Exhibit E is a form of Nondisturbance Agreement which is acceptable to Tenant. Tenant shall agree to any reasonable amendments to this form which may be required by Lender, provided that Tenant's rights shall not be diminished nor its obligations increased by reason of such modifications.

          (d) Self-Executing. The agreements contained in this Paragraph 16.18 shall be effective without the execution of any further documents; provided, however, that upon written request from Landlord or a Lender in connection with a sale, financing, or refinancing of Premises, Tenant and Landlord shall execute such further writings as may be reasonably required to separately document any such subordination or nonsubordination, attornment, and/or nondisturbance agreement, as is provided for herein. Subject to the non-disturbance provisions of Paragraph 16.18(c), Landlord is hereby irrevocably vested with full power to subordinate this Lease to a Mortgage.

     16.19 Rules and Regulations. Tenant agrees that it will abide by and to cause Tenant Responsible Parties to abide by all reasonable rules and regulations ("Rules and Regulations") which Declarant or its successors under the CC&Rs may make from time to time for the management, safety, care, and cleanliness of the Industrial Park, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Industrial Center and their invitees.

     16.20 Security Measures. Tenant acknowledges that the rental payable to Landlord hereunder does not include the cost of guard service or other security measures. Landlord has no obligations to provide same. Tenant assumes all responsibility for the protection of the Premises, Tenant, its agents and invitees and their property from the acts of third parties.

     16.21 Intentionally Deleted

     16.22 Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions, so long as initialed by both parties.

     16.23 Offer. Preparation of this Lease by either Landlord or Tenant or Landlord's agent or Tenant's agent and submission of same to Tenant or Landlord shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

     16.24 Amendments. This Lease may be modified only in writing, signed by the parties in interest at the time of the modification.

     16.25 Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as Tenant, the obligations of such persons shall be the joint and several responsibility of all persons or entities named herein as such Tenant.

     16.26 Authority. Each person signing on behalf of Landlord or Tenant warrants and represents that she or he is authorized to execute and deliver this Lease and to make it a binding obligation of Landlord or Tenant.

     16.27 Counterparts. This Lease may be executed in counterparts, each of which shall be deemed to be an original, but such counterparts when taken together shall constitute but one agreement.

     16.28 Memorandum of Lease. Either party may, at its expense, record a Short Form Memorandum of Lease in the form attached hereto as Exhibit G. At the time Landlord delivers to Tenant an executed Short Form Memorandum of Lease, Tenant shall deliver to Landlord an executed quitclaim deed, in recordable form, quitclaiming Tenant's interest in the Premises. Landlord shall not record such quitclaim deed until this Lease has terminated.

     The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

LANDLORD:                                       TENANT:
AMB PROPERTY, L.P.                          INTELLIGENT SYSTEMS FOR RETAIL, INC.
a Delaware limited partnership              a California corporation
By:  AMB Property Corporation,
        a Maryland corporation

By: /S/ LUIS A. BELMONTE                    By:  /S/ LOUIS H. BORDERS
    --------------------------------             ------------------------------
         Luis A. Belmonte                            Louis H. Borders
Title:   Vice President                       Title: President and CEO
Telephone:  (617) 531-9000                           Telephone:   (650) 524-2200
Facsimile:  (617) 531-9001                           Facsimile:   (650) 524-4801
Executed at:  San Francisco, California              Executed at:  _____________, California
on:                                                  on:
   ------------------------------------                  ----------------------------------------
Witness:                                             Witness:
         ------------------------------                       -----------------------------------

Address for Notices:                                  Address for Notices:

AMB Property Corporation                              1241 E. Hillsdale, Suite 210
60 State Street, Suite 3700                           Foster City, California 94404
Boston, Massachusetts 02109                           Attention:  David S. Rock
Attention:  Kent Greenawalt

                                REMEDIES ADDENDUM

                                OPTIONS ADDENDUM

                                    EXHIBIT A

                               Diagram of Premises

                                    EXHIBIT B

Commencement Date Certificate

                                    ADDENDUM

               LANDLORD'S REMEDIES IN THE EVENT OF TENANT DEFAULT
                               (STATE OF GEORGIA)

     Notwithstanding anything to the contrary contained within the foregoing document, the following shall apply:

          (a) In the event of any Default by Tenant, Landlord may, at Landlord's option, without any demand or notice whatsoever (except as expressly required in Paragraph 13 of the Lease):

               (i) Terminate this Lease by giving Tenant notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination and all rights of Tenant under this Lease and in and to the Premises shall terminate. Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination, and Tenant shall surrender the Premises to Landlord on the date specified in such notice; or

               (ii) Terminate this Lease as provided in subparagraph (a)(i) above and recover from Tenant all damages Landlord may incur by reason of Tenant's default, including, without limitation, an amount which, at the date of such termination, is calculated as follows: (1) the value of the excess, if any, of (A) the Base Rent, Additional Rent and all other sums which would have been payable hereunder by Tenant for the period commencing with the day following the date of such termination and ending with the Expiration Date had this Lease not been terminated (the "Remaining Term"), over (B) the aggregate reasonable rental value of the Premises for the Remaining Term (which excess, if any shall be discounted to present value at the "Treasury Yield" as defined below for the Remaining Term); plus (2) the cost of recovering possession of the Premises and all other expenses incurred by Landlord due to Tenant's default, including, without limitation, reasonable attorney's fees; plus (3) the unpaid Base Rent and Additional Rent earned as of the date of termination plus any interest and late fees due hereunder, plus other sums of money and damages owing on the date of termination by Tenant to Landlord under this Lease or in connection with the Premises. The amount as calculated above shall be deemed immediately due and payable. The payment of the amount calculated in subparagraph (ii)(1) shall not be deemed a penalty but shall merely constitute payment of liquidated damages, it being understood and acknowledged by Landlord and Tenant that actual damages to Landlord are extremely difficult, if not impossible, to ascertain. "Treasury Yield" shall mean the rate of return in percent per annum of Treasury Constant Maturities for the length of time specified as published in document H.15(519) (presently published by the Board of Governors of the U.S. Federal Reserve System titled "Federal Reserve Statistical Release") for the calendar week immediately preceding the calendar week in which the termination occurs. If the rate of return of Treasury
Constant Maturities for the calendar week in question is not published on or before the business day preceding the date of the Treasury Yield in question is to become effective, then the Treasury Yield shall be based upon the rate of return of Treasury Constant Maturities for the length of time specified for the most recent calendar week for which such publication has occurred. If no rate of return for Treasury Constant Maturities is published for the specific length of time specified, the Treasury Yield for such length of time shall be the weighted average of the rates of return of Treasury Constant Maturities most nearly corresponding to the length of the applicable period specified. If the publishing of the rate of return of Treasury Constant Maturities is ever discontinued, then the Treasury Yield shall be based upon the index which is published by the Board of Governors of the U.S. Federal Reserve System in replacement thereof or, if no such replacement index is published, the index which, in Landlord's reasonable determination, most nearly corresponds to the rate of return of Treasury Constant Maturities. In determining the aggregate reasonable rental value pursuant to subparagraph+ (ii)(1)(B) above, the parties hereby agree that, at the time Landlord seeks to enforce this remedy, all relevant factors should be considered, including, but not limited to, (a)+ the length of time remaining in the Term, (b)+ the then current market conditions in the general area in which the Building is located, (c)+ the likelihood of reletting the Premises for a period of time equal to the remainder of the Term,
(d)+ the net effective rental rates then being obtained by landlords for similar type space of similar size in similar type buildings in the general area in which the Building is located, (e)+ the vacancy levels in the general area in which the Building is located, (f)+ current levels of new construction that will be completed during the remainder of the Term and how this construction will likely affect vacancy rates and rental rates and (g) inflation; or

          (iii) Without terminating this Lease declare immediately due and payable the sum of the following: (1) the present value (calculated using the "Treasury Yield") of all Base Rent and Additional Rent due and coming due under this Lease for the entire Remaining Term (as if by the terms of this Lease they were payable in advance), plus (2) the cost of recovering and reletting the Premises and all other expenses incurred by Landlord in connection with Tenant's default, plus (3) any unpaid Base Rent. Additional Rent and other rentals, charges, assessments and other sums owing by Tenant to Landlord under this Lease or in connection with the Premises as of the date this provision is invoked by Landlord, plus (4) interested in all such amounts from the date at the Interest Rate, and Landlord may immediately proceed to distrain, collect, or bring action for such sum, or may file a proof of claim in any bankruptcy of insolvency proceedings to enforce payment thereof; provide, however, that such payment shall not be deemed a penalty or liquidated damages, but shall merely constitute payment in advance of all Base Rent and Additional Rent payable hereunder throughout the Term, and provided further, however, that upon Landlord receiving such payment, Tenant shall be entitled to receive from Landlord all rents received by Landlord from other assignees, tenants and subtenants on account of said Premises during the remainder of the Term (provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to this subparagraph (iii), less all costs, expenses and attorneys' fees of Landlord incurred but not yet reimbursed by Tenant in connection with recovering and reletting the Premises; or


          (iv) Without terminating this Lease, in its own name but as agent for Tenant, enter into and upon and take possession of the Premises or any part thereof. Any property remaining in the Premises may be removed and stored in a warehouse or elsewhere at the cost of, and for the account of, Tenant without Landlord being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby unless caused by Landlord's negligence. Thereafter, Landlord may, but shall not be obligated to, lease to a third party the Premises or any portion thereof as the agent of Tenant upon such terms and conditions as Landlord may deem necessary or desirable in order to relet the Premises. The remainder of any rentals received by Landlord from such reletting, after the payment of any indebtedness due hereunder from Tenant to Landlord, and the payment of any costs and expenses of such reletting, shall be held by Landlord to the extent of and for application in payment of future rent owed by Tenant, if any, as the same may become due and payable hereunder. If such rentals received from such reletting shall at any time or from time to time be less than sufficient to pay to Landlord the entire sums then due from Tenant hereunder. Tenant shall pay any such deficiency to Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for any such previous default provided same has not been cured; or

          (v) Without terminating this Lease, and with or without notice to Tenant, enter into and upon the Premises and, without being liable for prosecution or any claim for damages therefor, maintain the Premises and repair or replace any damage thereto or do anything or make any payment for which Tenant is responsible hereunder. Tenant shall reimburse Landlord immediately upon demand for any expenses which Landlord incurs in thus effecting Tenant's compliance under this Lease and Landlord shall not be liable to Tenant for any damages with respect thereto; or

          (vi) Without liability to Tenant or any other party and without constituting a constructive or actual eviction, suspend or discontinue furnishing or rendering to Tenant or property, material, labor, utilities or other service, wherever Landlord is obligated to furnish or render the same so long as a Default exists under this Lease; or

          (vii) With or without terminating this Lease, allow the Premises to remain unoccupied and collect rent from Tenant as it come due; or

          (viii) Pursue such other remedies as are available at law or equity.

     (b) If this Lease shall terminate as a result of or while there exists a Default hereunder, any funds of Tenant held by Landlord may be applied by Landlord to any damages payable by Tenant (whether provided for herein or by law) as a result of such termination or default.

     (c) Neither the commencement of any action or proceeding, nor the settlement thereof, nor entry of judgment thereon shall bar Landlord from bringing subsequent actions or proceedings from time to time, nor shall the failure to include in any action or proceeding any sum or sums then due be a bar to the maintenance of any subsequent actions or proceedings for the recovery of such sum or sums so omitted.

     (d) No agreement to accept a surrender of the Premises and no act or omission by Landlord or Landlord's agents during the Term shall constitute an acceptance or surrender of the Premises unless made in writing and signed by Landlord. No re-entry or taking possession of the Premises by Landlord shall constitute an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No provision of this Lease shall be deemed to have been waived by either party unless such waiver is in writing and signed by the party making such waiver. Landlord's acceptance of Base Rent or Additional Rent in full or in part following a Default hereunder shall not be construed as a waiver of such Default. No custom or practice which may grow up between the parties in connection with the terms of this Lease shall be construed to waive or lessen either party's right to insist upon strict performance of the terms of this Lease, without a written notice thereof to the other party.

     (e) If a Default shall occur, Tenant shall pay to Landlord, on demand, all expenses incurred by Landlord as a result thereof, including reasonable attorneys' fees, court costs and expenses actually incurred.

                                OPTIONS ADDENDUM
                Lease dated as of March 4, 1999, by and between
          AMB Property, L.P., and Intelligent Systems for Retail, Inc.


A. Tenant shall have the option to extend the term hereof for two (2) additional five (5) year periods (the "Option Terms") following the expiration of the initial term (the "Initial Term"), by giving written notice of exercise of such option as provided in Paragraph 16.6 of the Lease. The terms and conditions of this Lease shall apply during each Option Term except for (i) Base Rent which will be adjusted as provided in this Options Addendum and (ii) the Property Management Reimbursement which shall be 1% of the Base Rent as adjusted by this Option Addendum.

B. To exercise each Option, Tenant shall provide written notice to Landlord not earlier than 270 days prior to the end of the Initial Term or First Option Term, whichever is applicable, nor later than 180 days prior to the end of the Initial Term or First Option Term, whichever is applicable. Failure of Tenant to timely exercise its first Option shall terminate its second Option.

C. The monthly Base Rent for the First Option Term shall be adjusted by multiplying $84,335 times the change, if any, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for All Urban Consumers, U.S. City Average, all items (1982-1984 = 100), herein referred to as the "CPI." The rent shall be adjusted by multiplying $84,335 times a fraction, the denominator of which shall be the CPI of the calendar month most recently published prior to adjustment, and the numerator of which shall be the CPI published for the month of March 1999. The sum so calculated shall constitute the new monthly Base Rent hereunder for each year of the First Option Term, but in no event shall such new monthly Base Rent increase by less than $8433.50 nor more than $16,867 as a result of such calculation.

D. The new Base Rent for each year of the Second Option Term shall be fixed at the commencement of that Option Term and shall be ninety-five (95%) percent of the fair market rental ("Fair Market Rental" as hereinafter defined) of the Premises at the commencement date of the Second Option Term (the "Adjustment Date"). Under no circumstances shall the monthly Base Rent for the Second Option Term be less than the last month's Base Rent payable in the First Option Term.

E. "Fair Market Rental" shall mean the rate being charged to similarly situated tenants for comparable space in similar buildings in, and in the immediate vicinity of the Northeast Metropolitan Atlanta area, with similar amenities excluding from consideration the Tenant Improvements. Fair Market Rental as of the Adjustment Date shall be determined by Landlord with written notice (the "Notice of Option Term Rent") given to Tenant not later than thirty
(30) days following receipt of the Option Notice, subject to Tenant's right to arbitration as hereinafter provided.

F. If Tenant disputes the amount claimed by Landlord as Fair Market Rental, Tenant may require that Landlord submit the dispute to arbitration. Tenant shall notify Landlord of its demand for arbitration in writing within fifteen
(15) days after service of the Notice of Option Term Rent. Tenant's demand for arbitration shall include the designation by Tenant of its appointed arbitrator, who shall be commercial real estate agent or broker with at least five (5) years full-time experience who is familiar with the Fair Market Rental of similar space in comparable buildings in the above-specified area.

G. Within ten (10) days of receipt of Tenant's demand for arbitration, Landlord shall designate in writing its appointed arbitrator, who shall be similarly qualified. Within ten (10) days thereafter, the two arbitrators shall select a third, neutral arbitrator, who shall be similarly qualified and shall have had no prior business or social relationship of any kind with either party.

H. Within thirty (30) days after the appointment of the neutral arbitrator, each party arbitrator shall simultaneously submit to the neutral arbitrator its proposed Fair Market Rent. The neutral arbitrator shall select the one proposal which most closely approximates the neutral arbitrator's independent assessment of the Fair Market Rental of the Premises. The arbitrator's authority is limited to selecting one of the parties' proposed Fair Market Rental figures, and s/he shall have no authority to set a compromise rental figure. The decision of the arbitrator shall be final and binding on the parties. Each party shall pay the costs and fees of its arbitrator, and shall share in the costs and fees of the neutral arbitrator.

I. Failure on the part of Tenant to demand arbitration within fifteen (15) days following receipt of the Notice of Option Term Rent from Landlord shall bind Tenant to the Fair Market Rental as determined by Landlord. Should Tenant elect to arbitrate and should the arbitration not have been concluded prior to the Adjustment Date, Tenant shall pay the monthly rent to Landlord after the Adjustment Date, adjusted to reflect the Fair Market Rental as Landlord has so determined. If the amount of the Fair Market Rental as determined by arbitration is greater than or less than Landlord's determination, then any adjustment required to adjust the amount previously paid shall be made by the appropriate party within ten (10) days after such determination of Fair Market Rental.

                                   EXHIBIT A







             [2935 SHAWNEE INDUSTRIAL WAY, SUWANEE, GA FLOOR PLAN]

                                   EXHIBIT B
                         MEMORANDUM OF LEASE TERM DATES


To:  AMB PROPERTY, L.P.
     c/o IDI Services Group, Inc.
     3424 Peachtree Road, N.E., Suite 1500
     Atlanta, Georgia 30326


Re: Lease dated March __, 1999 ("Lease") between AMB Property, L.P. a Delaware Limited Partnership ("Landlord") and Intelligent Systems for Retail, Inc., a California corporation ("Tenant") concerning the Property described as 2935 Shawnee Industrial Way, in Gwinnett County, Georgia:

In accordance with the terms of the Lease, we wish to advise and/or confirm as follows:

1) That the Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the Lease and that there is no known deficiency in construction.

2) That the Tenant has possession of the Premises and acknowledges that under the provisions of the Lease the Term of said Lease commenced on ____________, 1999 and ends on ______________, 2009, subject to the options to extend contained in the Lease.

3) That in accordance with the subject Lease, Rent shall commence to accrue on ___________, 1999.


                         TENANT:
                         INTELLIGENT SYSTEMS FOR RETAIL, INC.
                         A California Corporation


                         By
                           -----------------------------------
                         Named Printed:
                                       -----------------------
                         Title:
                               -------------------------------
                         Dated:
                               -------------------------------





                                                  Landlord:           Tenant:
                                                    [SIG]              [SIG]

                                  EXHIBIT C-1

                        AGREEMENT OF GENERAL CONTRACTOR


     AMB Property, L.P., a Delaware limited partnership ("Landlord") has entered into a lease with Intelligent Systems for Retail, Inc., a California corporation ("Tenant"). As a material inducement to Landlord to allow Tenant to construct tenant improvements in the Premises subject to the Lease, __________________, the general contractor for Tenant, hereby certifies to and agrees for the benefit of Landlord as follows: The general contractor is working solely for and is the agent of the Tenant. The Landlord's contract and agreement, i.e., the lease, is with the Tenant and not with the general contractor. The Landlord has agreed to pay to Tenant a certain allowance in accordance with the terms of the Lease but such allowance represents only a portion of the estimated total cost of the improvements to be constructed for Tenant by the general contractor. The general contractor will look solely to the Tenant for payment under the contract between the Tenant and the general contractor. The general contractor acknowledges that the Tenant is not the agent of the Landlord for purposes of obtaining completion of the work described in the contract between the Tenant and the general contractor and that the general contractor has no claim against all or any portion of the Tenant's allowance or any other funds or assets of Landlord unless and until they are paid over to Tenant. Without limitation, the general contractor acknowledges and agrees that the general contractor has no contract, express or implied, with Landlord for the performance of the work that is subject to its contract with Tenant and general contractor has no claim of lien against the property of Landlord that will be improved by the work it will perform for Tenant.


     Executed this ____ day of ______________, 1999.


                                        GENERAL CONTRACTOR:


                                        ------------------------------
                                        Name of General Contractor


                                        By:
                                           ---------------------------
                                           Name:
                                                ----------------------
                                           Title:
                                                 ---------------------

                                  EXHIBIT C-2

                          AGREEMENT OF SUBCONTRACTOR

     AMB Property, L.P., a Delaware limited partnership ("Landlord"), has entered into a lease with Intelligent Systems for Retail, Inc., a California corporation ("Tenant"). As a material inducement to Landlord to allow Tenant to construct tenant improvements in the Premises subject to the Lease, __________ _______________, ("Subcontractor") hereby certifies to and agrees for the benefit of Landlord as follows: The Subcontractor is working for and is the agent of either ___________________ ("General Contractor") or the Tenant. The Landlord's contract and agreement, i.e., the lease, is with the Tenant and not with the General Contractor or Subcontractor. The Landlord has agreed to pay to Tenant a certain allowance in accordance with the terms of the Lease but such allowance represents only a portion of the estimated total cost of the improvements to be constructed for Tenant by the General Contractor. The Subcontractor will look to the Tenant or General Contractor for payment under the contract between the General Contractor and Subcontractor. The Subcontractor acknowledges that the Tenant is not the agent of the Landlord for purposes of obtaining completion of the work described in the contract between the Tenant and the General Contractor and that the Subcontractor has no claim against all or any portion of the Tenant's allowance or any other funds or assets of Landlord unless and until they are paid over to Tenant. Without limitation, the Subcontractor acknowledges and agrees that the Subcontractor has no contract, express or implied, with Landlord for the performance of the work that is subject to its contract with General Contractor and has not claim of lien against the property of Landlord that will be improved by the work it will perform for Tenant.

     Executed this _____ day of ____________, 1999.


                                        CONTRACTOR:


                                        ------------------------------------
                                        Name of Contractor


                                        By:
                                            --------------------------------
                                            Name:
                                                  --------------------------
                                            Title:
                                                   -------------------------

                                   EXHIBIT D


COUNTY RECORDER:              )
RECORDING REQUESTED BY        )
AND WHEN RECORDED RETURN TO:  )
                              )
Lender                        )
Address 1                     )
Address 2                     )
                              )
                              )
LENDER:                       )
                              )
________________________________________________________________________________

            CONSENT TO INSTALLATION AND REMOVAL OF PERSONAL PROPERTY
                                   (LANDLORD)

     THIS CONSENT TO INSTALLATION AND REMOVAL OF PERSONAL PROPERTY (this "Consent"), dated _______________, is given by AMB Property, L.P., a Delaware Limited Partnership ("Landlord") to ________________________, a California corporation ("Lender"), to permit Lender to finance the acquisition of certain personal property (the "Equipment") described in a Loan Agreement dated _______________, by and between Lender and Intelligent Systems for Retail, Inc., ("Borrower"). The Equipment includes all tenant improvements made to or in the premises by Borrower as permitted by that certain "Industrial Single Tenant Lease" dated as of March __, 1999 (the "Lease"), between Landlord and Borrower respecting real property commonly known as 2935 Shawnee Industrial Way, in Gwinnett County, Georgia, and more particularly described in ANNEX A hereto (the "Premises"), whether or not said tenant improvements are installed pursuant to or described as "Personal Property" in the Lease or otherwise, and whether or not said tenant improvements are affixed to the Premises. The Equipment does not include and Lender shall have no rights as to the interior offices, electrical distribution system, HVAC, dock levelers and fire suppression system ("Excluded Property"). The Excluded Property is not subject to this Consent.

Landlord, Lender and Borrower hereby agree as follows:

     1. The Equipment may (but shall not be required to) be affixed to the Premises and is and shall remain personal property, and not be a fixture, notwithstanding the manner is which it is attached or affixed to the Premises.

     2. The title to the Equipment shall remain solely in Borrower, subject to the first priority security interest of Lender. Landlord agrees, regardless of the time, place or manner of any filings, that Lenders' interests, security interests, and liens in the Equipment are superior to that of Landlord.

     3. Lender may at any time prior to the termination of the Lease enter upon the Premises, upon at least 10 days written notice to Landlord, to remove the Equipment at any time whenever it is necessary to protect its interest. Lender shall promptly repair any damage to the Premises caused by said removal, except painting and redecorating. Lender shall indemnify, protect, defined and hold Landlord harmless from any liability or claims by Borrower or third parties against Landlord arising out of said removal.

If Landlord's elects to terminate the Lease because of a default by Borrower in the performance by Borrower of its obligations under the Lease, Lender shall have a period ("Removal Period") of 90 days from the date Lender receives a notice of Landlord's termination election ("Default Notice") to cause the Equipment to be removed from the Premises. During such 15-day period, Lender shall not be obligated to pay rent. Lender shall have a period of 15 days from receipt of a Default Notice to deliver irrevocable written notification to Landlord ("Removal Notice") of whether or not Lender shall exercise its rights, but not the obligation, exercisable in its sole discretion, to cause the Equipment to be removed from the Premises. Lender shall cause any damage to the Premises caused by removal (except painting and redecorating) to be repaired on or before the last day of the Removal Period. If Lender elects to remove the Equipment it shall pay to Landlord with the Removal Notice an amount equal to one month's rent payable under the Lease. Thereafter, until Lender has removed all the Equipment and repaired all damages caused by such removal, Lender shall pay on the same day each month thereafter an amount equal to one month's rent payable under the Lease. If Lender does not timely deliver a Removal Notice to Landlord with the rent required by this paragraph 3 or, if having delivered such Renewal Notice and rent, fails to complete the removal within the Removal Period or pay each month the rent as herein required (unless prohibited from doing so by order of a court of competent jurisdiction, whether as a result of a bankruptcy proceeding or otherwise), Landlord may remove and dispose of the Equipment in any manner it deems appropriate, wholly without liability to Lender for any damage to the Equipment or any impairment of Lender's security interest. Landlord shall be under no obligation to store the Equipment.

     4. Landlord agrees to send Lender a copy of any written notice of default sent Borrower concerning Borrower's obligations to Landlord with respect to the Premises. Lender shall have the right, but not the obligation, to cure any defaults of Borrower. Landlord agrees that so long as such defaults are cured within the time periods set forth in the Lease, the Lease will remain in full force and effect against Borrower; provided that if the Borrower's default includes a failure to pay rent. Lender shall have a period of 10 days from delivery of a Default Notice to cure a monetary default. Landlord agrees that Borrower may, upon notice to Landlord, assign the Lease to Lender without Landlord's consent provided that Lender assumes in writing the obligations of Borrower under the Lease. Lender may thereafter assign or sublease the Premises with Landlord's consent (which will not be unreasonably withheld), provided that (i) any subsequent assignee shall assume in writing the obligations of Borrower under the Lease; (ii) the use of the Premises by the assignee or sublessee is permitted by use provisions in the Lease and does not violate any applicable government rule, ordinance or regulation; (iii) the assignee or sublessee is in Lender's reasonable business judgment of reputable business character and, after taking into consideration the security for transferee's performance, prospectively capable of performing its financial obligations under the Lease and (iv) the assignee assumes the obligations of the Borrower under the Lease. Landlord acknowledges that any transferee with a financial condition not materially worse than that of Borrower on the date hereof satisfies (iii) above. Any assignment or subletting by Lender shall not be subject to the bonus rent or Landlord rent sharing provisions of Article 12 of the Lease; provided, however, that such bonus rent provisions will apply once Lender has received an amount equal to the aggregate accelerated total of all amounts due it from Borrower, net of costs and expenses.

     5. Landlord waives any present or future right, title, lien, interest, or right of levy or distraint for rent in and to the Equipment for as long as Lender shall own or have a security interest in it, notwithstanding the manner in which it is attached or affixed to the Premises or other real property.

     6. Landlord agrees that any note secured now or hereafter by a deed of trust on, or mortgage of, the Premises will be endorsed to indicate that the mortgage securing said note does not extend to the Equipment.

     7. Landlord warrants and represents that (i) the Lease is its only agreement with Borrower relating to the Premises; (ii) has all requisite power and authority to execute and perform this Consent; (iii) it is the sole owner of the Landlord's interest under the Lease; (iv) it has no knowledge that any default has occurred under the Lease; (v) it is not aware of any litigation, adverse claim, or condemnation proceeding respecting the Premises; (vi) the Lease is in full force and effect; (vii) the Premises are not subject to any mortgage or other security interest in favor of any person which has not executed a consent to installation and removal acceptable to Lender and (viii) Landlord has all necessary power and authority to enter hereinto and perform its obligations hereunder, and no consents of others are required that have not been obtained.

     8. Lender shall have a claim to any eminent domain award attributable to the Equipment, whether or not paid to Landlord.

     9. Landlord, shall during the Removal Period and subject to the payment of rent as provided in Paragraph 3 hereof permit Lender to conduct an ordinary liquidation auction of the Equipment on the Premises. Such auction shall be subject to Landlord's reasonable requirements.

     10. Landlord acknowledges that it has reviewed Borrower's plan of business and operations and is satisfied that operation of said business and operations as stated therein shall not be a violation of the Lease.

     11. This agreement is binding upon the undersigned's heirs, devises, legatees, successors and assigns and inures to the benefit of Lender, its successors and assigns.

     12. Except to the extent expressly set forth herein, nothing herein shall be construed as compromising any of Landlords rights under the Lease, including without limitation, its rights and remedies in the event of a default by Borrower in the performance of its covenants under the Lease.

     13. Upon satisfaction of Borrower's obligations to Lender or expiration of the Removal Period, Lender shall execute, in recordable form, and deliver to Landlord any document, including a quit claim deed to the Premises, reasonably required by Landlord to remove from the public records the lien of this Consent on the Premises.

     14. All notices required or permitted by this Consent shall be in writing and sent by certified or registered mail or U.S. Postal Service Express Mail (or by nationally recognized overnight courier provider with signed receipts), with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 14. The addresses noted adjacent to a Party's signature on this Consent shall be that Party's address for delivery or mailing of notices. Any Party may be written notice to the others specify a different address for notice purposes. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by written notice to the other Parties.

     Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. Notices delivered by United States Express Mail or nationally recognized overnight courier that guarantees next day delivery shall be deemed given 24 hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via hand or overnight delivery or certified mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

     IN WITNESS WHEREOF, Landlord, Lender and Borrower have executed this Consent as of the date and year first written above.


LANDLORD                                LENDER

By: _______________________             By: _______________________

Name: _____________________             Name: _____________________

Title: ____________________             Title: ____________________

Telephone number:                       Telephone number:

Facsimile number:                       Facsimile number:

Address:                                Address:

___________________________             ___________________________

___________________________             ___________________________

___________________________             ___________________________


BORROWER

By: _______________________

Name: _____________________

Title: ____________________

Telephone number:

Facsimile number:

Address:

___________________________

___________________________

___________________________

CONSENT OF MORTGAGEE:

The undersigned ____________, being the mortgage of the Premises, does hereby consent to all of the foregoing:


                            [PUT IN SIGNATURE BLOCK]

                        NOTARY ACKNOWLEDGMENTS REQUIRED

                                    ANNEX A

                         LEGAL DESCRIPTION OF PREMISES

                                   EXHIBIT E


COUNTY RECORDER:              )
RECORDING REQUESTED BY        )
AND WHEN RECORDED RETURN TO:  )
                              )
                              )
Address 1                     )
Address 2                     )
                              )
                              )
                              )
                              )
________________________________________________________________________________

             SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

     THIS NONDISTURBANCE AGREEMENT (the "Agreement") is made and entered into this ______ day of _______________, 1999, by and between INTELLIGENT SYSTEMS
FOR RETAIL, INC., a California Corporation ("Tenant") and _____________________, a ____________________ ("Lender") and AMB PROPERTY L.P., a Delaware limited partnership, ("Landlord").

                                    RECITALS

     WHEREAS, Landlord executed a lease dated as of March __, 1999 in favor of Tenant (the "Lease"), a memorandum of which may be recorded simultaneously herewith covering a certain Demised Premises therein described located on a parcel of real estate, a legal description of which is attached hereto and incorporated herein by this reference as Exhibit "A," (said parcel of real estate and the Demised Premises being sometimes collectively referred to herein as the "Property"), and

     WHEREAS, Landlord has executed a _________________________________ (the
"Mortgage") dated _________________, and recorded on ____________________ at
Volume ___, page ___, of the _________________ Records of ____________________
County, State of _______________, in favor of Lender, payable upon the terms and conditions described therein; and

     WHEREAS, it is a condition of said loan that said Mortgage shall unconditionally be and remain at all times a lien or charge upon the Property, prior and superior to the Lease and to the leasehold estate created thereby; and

     WHEREAS, the parties hereto desire to assure Tenant's possession and control of the Property under the Lease upon the terms and conditions therein contained;

     NOW, THEREFORE, for and in consideration of the mutual covenants and premises herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed by the parties hereto, the parties hereto do hereby agree as follows:

                                   AGREEMENT:

     1 The Lease is and shall be subject and subordinate to the Mortgage, and to all renewals, modifications, consolidations, replacements and extensions thereof, and to all future advances made thereunder.

     2 Should Lender become the owner of the Property, or should the Property be sold by reason of foreclosure or other proceedings brought to enforce the Mortgage which encumbers the Property, or should the Property be transferred by deed in lieu of foreclosure, or should any portion of the Property be sold under a trustee's sale, the Lease shall continue in full force and effect as a direct lease between the then owner of the Property covered by the Mortgage and Tenant, upon, and subject to, all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining, including any extensions therein provided. Tenant does hereby agree to attorn to Lender or to any such owner as its landlord, and Lender hereby agrees that it will accept such attornment.

     3 Notwithstanding any other provision of this Agreement, Lender shall not be (a) liable for any default of any landlord under the Lease (including Landlord), except that Lender agrees to cure any default of Landlord that is continuing as of the date Lender forecloses the Property within thirty (30) days from the date Tenant delivers written notice to Lender of such continuing default, unless such default is of such a nature to reasonably require more than thirty
          (30) days to cure, and then Lender shall be permitted such additional time as is reasonably necessary to effect such cure, provided Landlord diligently and continuously proceeds to cure such default;
          (b) subject to any offsets or defenses which have accrued prior to the date of foreclosure, unless Tenant shall have delivered to Lender written notice of the default which gave rise to such offset or defense and permitted Lender the same right to cure such default as permitted

     Landlord under the Lease; (c) bound by any Rent that Tenant may have paid under the Lease more than one (1) month in advance; (d) bound by any amendment or modification of the Lease hereafter made without Lender's prior written consent; (e) responsible for the return of any security deposit delivered to Landlord under the Lease and not subsequently received by Lender.

4 If Lender sends written notice to Tenant to direct its Rent payments under the Lease to Lender instead of Landlord, then Tenant agrees to follow the instructions set forth in such written instructions and to deliver Rent payments to Lender; however, Landlord and Lender agree that Tenant shall be credited under the Lease for any Rent payments sent to Lender pursuant to such written notice.

5 All notices which may or are required to be sent under this Agreement shall be in writing and shall be sent by first-class certified U.S. Mail, postage prepaid return receipt requested, and sent to the party at the address appearing below or such other address as any party shall hereafter inform the other party by written notice given as set forth above.

TENANT:
Intelligent Systems for Retail, Inc.
1241 E. Hillsdale Blvd., Suite 210
Foster City, CA 94404
ATTENTION: David S. Rock

WITH A COPY TO:
Judith J. Rentschler
Rentschler & Trust
989 E. Hillsdale Blvd., Suite 160
Foster City, CA 94404

All notices delivered as set forth above shall be deemed effective three (3) days from the date deposited in the U.S. mail.

6 Said Mortgage shall not cover or encumber and shall not be construed as subjecting in any manner to the lien thereof any of Tenant's Improvements (other then interior office, electrical distribution system, file suppression system and HVAC) or trade fixtures, furniture, equipment or other personal property at any time placed or installed in the Demised Premises. In the event the Property or any part thereof shall be taken for public purposes by condemnation or transfer in lieu thereof or the same are damaged or destroyed, the rights of the parties to any condemnation award or insurance proceeds shall be determined and controlled by the applicable provisions of the Lease.

7 This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors in interest, heirs and assigns and any subsequent owner of the Property secured by the Mortgage.

8 Should any action or proceeding be commenced to enforce any of the provisions of this Agreement or in connection with its meaning, the prevailing party in such action shall be awarded, in addition to any other relief it may obtain, its reasonable costs and expenses, not limited to taxable costs, and reasonable attorneys' fees.

9 Tenant shall not be joined as a party/defendant in any action which may be instituted or taken by reason or under the default of the performance of the terms, covenants, conditions or agreements set forth in the Mortgage.


                           (SIGNATURES ON NEXT PAGE)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                        LENDER: _________________________

                                        By ______________________________
                                        Name Printed: ___________________
                                        Title: __________________________


                                        TENANT: INTELLIGENT SYSTEMS FOR
                                        RETAIL, INC., a California Corporation

                                        By ______________________________
                                        Name Printed: ___________________
                                        Title: __________________________


                                        LANDLORD:

                                        AMB PROPERTY, L.P.,
                                        a Delaware limited partnership

                                        By ______________________________
                                        Name Printed: ___________________
                                        Title: __________________________

                                   EXHIBIT A

                         LEGAL DESCRIPTION OF PREMISES

                                   EXHIBIT F


                              ESTOPPEL CERTIFICATE

     THIS TENANT ESTOPPEL CERTIFICATE ("CERTIFICATE"), dated as of _________, 19__, is executed by INTELLIGENT SYSTEMS FOR RETAIL, INC. ("TENANT") to confirm the status of the Lease described below.


                                    RECITALS

     A. The real property subject hereto is known and described as ___________ ___________, located in the City of ___________________, County of___________,
State of California (the "PROPERTY").

     B. Tenant and Landlord have entered into that certain Lease Agreement, dated as of ___________ (together with all amendments, modifications, supplements, guarantees and restatements thereof, the "LEASE"), for a portion of the Property.

     C. Pursuant to the Lease, Tenant has agreed that upon the request of Landlord, Tenant would execute and deliver an estoppel certificate certifying the status of the Lease.

     NOW, THEREFORE, Tenant certifies and represents as follows:

I.   LEASE.
Attached hereto as Exhibit 1 is a true, correct and complete copy of the Lease, including the following amendments, modifications, supplements, guarantees and restatements thereof, which together represent all of the amendments, modifications, supplements, guarantees and restatements thereof: _______________
________________________________________________________________________________
_________________. (If none, please state "None.")

II.  LEASED PREMISES.
Pursuant to the Lease, Tenant leases those certain premises (the "LEASED PREMISES") consisting of approximately _______________ (_________) rentable square feet within the Property, as more particularly described in the Lease. In addition, pursuant to the terms of the Lease, Tenant has the [non-exclusive] right to use [____ parking spaces/the parking area] located on the Property during the term of the Lease. [Cross out any inapplicable portions of the preceding sentence.]

III. LEASE IN FULL FORCE AND EFFECT.
The Lease has been duly authorized, executed and delivered by Tenant, is in full force and effect, has not been terminated, and constitutes a legally valid instrument, binding and enforceable against Tenant in accordance with its terms, subject only to applicable limitations imposed by laws relating to bankruptcy and creditor's rights. Tenant has accepted possession and is currently occupying the Leased Premises.

IV.  COMPLETE AGREEMENT.
The Lease constitutes the complete agreement between Landlord and Tenant for the Leased Premises and the Property, except as modified by the Lease amendments noted above (if any), has not been modified, altered or amended.

V.   LEASE TERM.
The term of the Lease commenced on ________________ and ends on _____________, subject to the following options to extend: ____________________________________
____________________________________________ (If none, please state "None.")

VI.  PURCHASE RIGHTS.
Tenant has no option, right of first refusal, right of first offer, or other right to acquire or purchase all or any portion of the Leased Premises or all or any portion of, or interest in, the Property, except as follows: ____________ ___________________________________________________________________________. (If
none, please state "None.")

VII.    RIGHTS OF TENANT.

Except as expressly stated in this Certificate, Tenant:

        (a) has no right to renew or extend the term of the Lease;

        (b) has no option or other right to purchase all or any part of the Leased Premises or all or any part of the Property;

        (c) has no right, title, or interest in the Leased Premises, other than as Tenant under the Lease.

VIII.   RENT AND OTHER CHARGES.

        (a) The obligation to pay rent under the Lease commenced on __________. The rent under the Lease is current, and Tenant is not in default in the performance of any of its obligations under the Lease.

        (b) Tenant is currently paying base rent under the Lease in the amount of ______________________ Dollars ($_______) per month. Tenant has not received and is not, presently, entitled to any abatement, refunds, rebates, concessions or forgiveness of rent or other charges, free rent, partial rent, or credits, offsets or reductions in rent, except as follows:

--------------------------------------------------------------------------------

------------------------------------------------------------. (If none, please state "None").

        (c) Tenant's estimated share of Building operating expenses (insurance, real estate taxes and administrative and overhead expenses) is ___________ percent (___%) and of Project operating expenses is _________________ percent (___%), and together these operating expenses are currently being paid at the rate of __________________ Dollars ($________) per month, payable to:___________________.

        (d) There are no existing defenses or offsets against rent due or to become due under the terms of the Lease, and there presently is no default or other wrongful act or omission by Landlord under the Lease or otherwise in connection with Tenant's occupancy of the Leased Premises, nor is there a state of facts which with the passage of time or the giving of notice or both could ripen into a default on the part of Tenant, or to the best knowledge of Tenant, could ripen into a default on the part of Landlord under the Lease, except as follows:

--------------------------------------------------------------------------------

---------------------------------------------------------. (If none, please state "None.")

IX.     SECURITY DEPOSIT.

The amount of Tenant's security deposit presently held by Landlord under the Lease is ____________________ Dollars ($_________). No portion of the security deposit has been applied to rent or other charges.

X.      PREPAID RENT.

The amount of prepaid rent, separate from the security deposit, is _________________ Dollars ($________), covering the period from _____________
to ________________.

XI.     INSURANCE.

All insurance, if any, required to be maintained by Tenant under the Lease is presently in effect.

XII.    PENDING ACTIONS.

There is not pending or, to the knowledge of Tenant, threatened against or contemplated by the Tenant, any petition in bankruptcy, whether voluntary or otherwise, any assignment for the benefit of creditors, or any petition seeking reorganization or arrangement under the federal bankruptcy laws or those of any state.

XIII.   TENANT IMPROVEMENTS.

As of the date of this Certificate, to the best of Tenant's knowledge, Landlord has performed all obligations required of Landlord pursuant to the Lease; no offsets, counterclaims, or defenses of Tenant under the Lease exist against Landlord; and no events have occurred that, with the passage of time or the giving of notice, would constitute a basis for offsets, counterclaims, or defenses against Landlord, except as follows: __________________________

--------------------------------------------------------------------------------

--------------------------------------------. (If none, please state "None.")

XIV.    ASSIGNMENTS BY LANDLORD.

Tenant has received no notice of any assignment, hypothecation or pledge of the Lease or rentals under the Lease by Landlord. Tenant hereby consents to an assignment of the lease and rents to be executed by Landlord to Buyer and acknowledges that said assignment does not violate the provisions of the Lease.

XV.  ASSIGNMENTS BY TENANT.

Tenant has not sublet or assigned the Leased Premises or the Lease or any portion thereof to any sublessee or assignee. No one except Tenant and its employees will occupy the Leased Premises. The address for notices to be sent to Tenant is as set forth in the Lease.

The statements in this Estoppel Certificate may be relied on by the landlord, buyer, and any lender who extends credit in connection with the purchase of the building.

Tenant has executed this Certificate as of the date first written above by the person named below, who is duly authorized to do so.

TENANT:                            INTELLIGENT SYSTEMS FOR RETAIL, INC.
                                   a California Corporation


                                   By ______________________________
                                   Name Printed: ___________________
                                   Its: ____________________________

                                   EXHIBIT G

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Judith J. Rentschler, Esq.
Rentschler & Tursi
989 E. Hillsdale Boulevard
Suite 160
Foster City, California 94404


                              MEMORANDUM OF LEASE

     THIS MEMORANDUM OF LEASE is made and entered into as of March ___, 1999, by and between AMB PROPERTY, L.P., a Delaware Limited Partnership ("Landlord") and INTELLIGENT SYSTEMS FOR RETAIL, INC., a California Corporation ("Tenant").

     Landlord hereby leases to Tenant, and Tenant leases to Landlord, on the terms and conditions set forth in that certain Industrial Single Tenant Lease as amended (the "Lease") by and between Landlord and Tenant, all terms and conditions of which are hereby incorporated into this Memorandum of Lease by reference as though fully set forth herein, of that property commonly known and described as 2935 Shawnee Industrial Way, in Gwinnett County, Georgia, and more particularly described on Annex A attached hereto and incorporated herein by this reference.

     This Memorandum of Lease shall in no way modify the terms and/or conditions of the Lease.

Dated: March __, 1999                     LESSOR:
                                          AMB PROPERTY, L.P.,
                                          A Delaware Limited Partnership

                                          By:  AMB PROPERTY
                                               CORPORATION,
                                               A Maryland Corporation

                                          By:  /s/ LUIS A. BELMONTE
                                             ---------------------------
                                               Luis A. Belmonte
                                               Vice President


Dated: March __, 1999                     LESSEE:
                                          INTELLIGENT SYSTEMS FOR
                                          RETAIL, INC.,
                                          A California Corporation

                                          By:  /s/ LOUIS H. BORDERS
                                             ---------------------------
                                               Louis H. Borders
                                               President and CEO

                                    ANNEX A

                     [Insert Legal Description of Property]